File No. 333-59093
Rule 497(e)

SUN CAPITAL ADVISERS TRUST

SC Oppenheimer Main Street Small Cap Fund

Supplement dated September 24, 2007
to the Initial and Service Class Prospectuses, each dated May 1, 2007

Effective November 23, 2007 (60 days from the date of this supplement), the following paragraph replaces the first paragraph under “Key Investments and Strategies” on page 12 of each Prospectus:

Under normal market conditions, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small capitalization companies.  The fund currently considers companies that have market capitalizations equal to or below the largest capitalization company in either the Russell 2000 Index or the S&P Small Cap 600 Index to be small capitalization companies.  The size of the largest capitalization company in either index varies daily.  As of August 31, 2007, the largest capitalization company in either the Russell 2000 Index or the S&P Small Cap 600 Index was $4,986 million.  The fund measures that capitalization at the time the fund buys the security and it is not required to sell the security if the issuer’s capitalization grows so that it is no longer included in either the Russell 2000 Index or the S&P Small Cap 600 Index.  The definition of small capitalization issuer is subject to change.

Additionally, on the same page, under “How investments are selected”, in the first bullet of the second paragraph, the phrase: “primarily up to $3 billion” is deleted.